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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549



                                     -------------


                                   FORM 8-K


                                CURRENT REPORT


                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported):  March 5, 1998
                                                          -------------


                              BRIGHTPOINT, INC.
                              -----------------
            (Exact name of registrant as specified in its charter)



                DELAWARE              0-23494         35-1778566
            ---------------         -----------    ------------------
     (State or other jurisdiction   (Commission     (I.R.S. Employer
         of incorporation)          File Number)   Identification No.)



       6402 Corporate Drive, Indianapolis, Indiana             46278
       ----------------------------------------------------------------
      (Address of principal executive offices)               (Zip Code)



      Registrant's telephone number, including area code: (317) 297-6100
                                                          --------------


                                             Not Applicable
                                     -----------------------------------
         Former name or former address, if changed since last report




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     ITEM 5. OTHER EVENTS.

             On March 5, 1998, Brightpoint, Inc. (the "Company") entered into a Purchase Agreement (a copy of which is attached hereto as Exhibit 1.1) with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Initial Purchaser") and a Pricing Agreement (a copy of which is attached hereto as Exhibit 1.2) with the Initial Purchaser, pursuant to which the Company agreed to issue and sell and the Purchaser agreed, subject to certain conditions, to purchase $335,000,000 aggregate principal amount at maturity of the Company's Liquid Yield Option/TM/Notes due March 11, 2018 (Zero Coupon -- Subordinated) (the "LYONs") at an initial offering price of $452.89 per $1,000 face amount of LYONs (the "Offering Price") less underwriting discounts and commissions. Pursuant to the Purchase Agreement and Pricing Agreement, the Company also granted the Initial Purchaser an option for 30 days from March 5, 1998 to purchase all or any part of an additional $45,000,000 aggregate principal amount at maturity of LYONs at the Offering Price less underwriting discounts and commissions.

            The issuance and sale of all $380,000,000 aggregate principal amount at maturity of LYONs were completed on March 11, 1998. The
     LYONs were issued pursuant to an Indenture dated as of March 11, 1998 between the Company and The Chase Manhattan Bank, as trustee (a copy of which is attached hereto as Exhibit 4.1). The Initial Purchaser offered the LYONs for resale to certain qualified purchasers in transactions not requiring registration under the Securities Act of 1933, as amended, including pursuant to Rule 144A thereunder.

             The Company and the Initial Purchaser have also entered into a Registration Rights Agreement ( a copy of which is attached hereto as Exhibit 4.2) dated as of March 5, 1998, pursuant to which the Company has agreed to file with the Commission, within 90 days after March 11, 1998, and to use all reasonable efforts to cause to become effective, a shelf registration statement with respect to the resale of the LYONs and the Common Stock, par value $.01 per share, of the Company issuable upon conversion of the LYONs and to keep such registration statement effective until at the latest March 11, 2000.

             The LYONs are subordinated in right of payment to the prior payment in full of all existing and future Senior Indebtedness of the Company (as defined in the Indenture). As of March 11, 1998, the Company's Senior Indebtedness consisted of amounts outstanding under its senior secured revolving credit facility ("Credit Facility") with The First National Bank of Chicago and Bank One, Indiana, NA, as co-agents for a group of banks (collectively, the "Banks"). Prior to the offer and sale of the Company's LYONs, the Company and the Banks entered into an amendment (a copy of which is attached hereto as Exhibit 10.1) to the Credit Facility in respect of the proposed issuance of the LYONs.


     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

             The following exhibits are filed with this report on Form 8-K:

          Exhibit No.     Description
          -----------     -----------

          1.1 Purchase Agreement dated March 5, 1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.



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          1.2         Pricing Agreement dated March 5, 1998 between
                      the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          4.1 Indenture dated as of March 11, 1998 between the Company and The Chase Manhattan Bank, as trustee.

          4.2         Registration Rights Agreement dated March 5,
                      1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

          10.1        Amendment No. 2 to Credit Agreement dated as of February
                      25, 1998.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BRIGHTPOINT, INC.



                                      By: /s/ Steven E. Fivel
                                         --------------------
                                         Steven E. Fivel,
                                           Executive Vice President

                                  Date:  March 13, 1998





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                                EXHIBIT INDEX

  Exhibit No.     Description
  -----------     -----------
  1.1 Purchase Agreement dated March 5, 1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  1.2 Pricing Agreement dated March 5, 1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  4.1 Indenture dated as of March 11, 1998 between the Company and The Chase Manhattan Bank, as trustee.

  4.2               Registration Rights Agreement dated March 5,
                    1998 between the Company and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  10.1              Amendment No. 2 to Credit Agreement dated as of February 25,
                    1998.